Aristotle Strategic Credit Fund

Class I Shares (Ticker Symbol: ARSSX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 29, 2023 to the currently effective

Summary Prospectus, Prospectus and Statement of Additional Information.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Aristotle Strategic Credit Fund (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about August 31, 2023 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. Redemptions made on or after the date of this Supplement will not be subject to any redemption fee that would otherwise be applicable. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. Any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of the Fund, Aristotle Credit Partners, LLC, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-888-661-6691 if you have any questions or need assistance.

Please file this Supplement with your records.